BANC OF AMERICA SECURITIES LLC                                                                                       ABFC 01-AQ1
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Settle: 03/29/01

BOND CLASS: A-1

                          0 HEP          11.5 HEP       17.25 HEP      23 HEP         28.75 HEP      34.5 HEP       40.25 HEP
                          -----          --------       ---------      ------         ---------      --------       ---------
99-4.0                    5.510          5.826          5.975          6.114          6.244          6.368          6.484
99-6.0                    5.501          5.783          5.917          6.041          6.158          6.268          6.372
99-8.0                    5.493          5.741          5.859          5.969          6.071          6.169          6.260
99-10.0                   5.484          5.700          5.801          5.896          5.985          6.069          6.148
99-12.0                   5.476          5.658          5.744          5.824          5.899          5.970          6.037
99-14.0                   5.467          5.616          5.686          5.751          5.813          5.871          5.925
99-16.0                   5.459          5.574          5.628          5.679          5.727          5.772          5.814
99-18.0                   5.450          5.532          5.571          5.607          5.641          5.673          5.703
99-20.0                   5.442          5.490          5.513          5.535          5.555          5.574          5.592
99-22.0                   5.433          5.449          5.456          5.463          5.469          5.475          5.481
99-24.0                   5.425          5.407          5.399          5.391          5.383          5.376          5.370
99-26.0                   5.416          5.365          5.341          5.319          5.298          5.278          5.259
99-28.0                   5.408          5.324          5.284          5.247          5.212          5.180          5.149
99-30.0                   5.400          5.282          5.227          5.175          5.127          5.081          5.039
100-0.0                   5.391          5.241          5.170          5.104          5.042          4.984          4.929
100-2.0                   5.383          5.199          5.113          5.032          4.957          4.885          4.818
100-4.0                   5.374          5.158          5.056          4.961          4.872          4.787          4.708
100-6.0                   5.366          5.117          4.999          4.889          4.787          4.690          4.599
100-8.0                   5.358          5.075          4.942          4.818          4.702          4.592          4.489
100-10.0                  5.349          5.034          4.885          4.747          4.617          4.495          4.380
100-12.0                  5.341          4.993          4.829          4.676          4.533          4.397          4.270
100-14.0                  5.332          4.952          4.772          4.605          4.448          4.300          4.161
100-16.0                  5.324          4.911          4.715          4.534          4.364          4.203          4.052
100-18.0                  5.316          4.869          4.659          4.463          4.279          4.106          3.943
100-20.0                  5.307          4.828          4.602          4.392          4.195          4.009          3.834
100-22.0                  5.299          4.787          4.546          4.321          4.111          3.912          3.726
100-24.0                  5.291          4.746          4.490          4.250          4.027          3.815          3.617
100-26.0                  5.282          4.705          4.433          4.180          3.943          3.719          3.509
  WAL (Yrs)               10.34          1.63           1.16           0.92           0.77           0.66           0.59
  Mod Dur                 7.39           1.50           1.09           0.87           0.73           0.63           0.57
  FirstPrinPay            04/20/2001     04/20/2001     04/20/2001     04/20/2001     04/20/2001     04/20/2001     04/20/2001
  Maturity                07/20/2018     06/20/2004     06/20/2003     12/20/2002     08/20/2002     05/20/2002     04/20/2002
  Prin Window (Months)    208            39             27             21             17             14             13

This Structural Term Sheet Collateral Term Sheet or Computational Materials as appropriate (the "material" ) is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter" ) is not soliciting any action based upon it. This sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that the Underwriter consider reliable but the Underwriter does not represent that upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information co assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market condit should not be relied upon for such purposes. The Underwriter and its affiliates officers directors partners and employees including persons involved in the preparation or issuance of this material may from time to time have long or short positions therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the
"SEC" ) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this
m discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final pros you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this m this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Master Version 4.89.0                                                                                      nbkib73 on clttwp1169
Copyright(C)2001 Banc of America Securities LLC                                                                3/23/2001 2:38 PM
\\CLT-PDC-03C\MTG Back Trd\Jw\HEQ\Ameriquest\ABFC 01-AQ1\Red\ABFC 01-AQ1 (Priced).ssx                                Page 1 of 1

BANC OF AMERICA SECURITIES LLC                                                                                       ABFC 01-AQ1
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Settle: 03/29/01

BOND CLASS: A-2

                          0 HEP          11.5 HEP       17.25 HEP      23 HEP         28.75 HEP      34.5 HEP       40.25 HEP
                          -----          --------       ---------      ------         ---------      --------       ---------
99-4.0                    5.468          5.590          5.664          5.735          5.806          5.876          5.947
99-6.0                    5.463          5.571          5.638          5.701          5.765          5.828          5.891
99-8.0                    5.457          5.553          5.611          5.668          5.723          5.779          5.835
99-10.0                   5.452          5.535          5.585          5.634          5.682          5.730          5.779
99-12.0                   5.447          5.517          5.559          5.600          5.641          5.682          5.723
99-14.0                   5.441          5.498          5.533          5.567          5.600          5.633          5.667
99-16.0                   5.436          5.480          5.507          5.533          5.559          5.585          5.611
99-18.0                   5.430          5.462          5.481          5.500          5.518          5.537          5.555
99-20.0                   5.425          5.444          5.455          5.466          5.477          5.488          5.499
99-22.0                   5.420          5.426          5.429          5.433          5.436          5.440          5.443
99-24.0                   5.414          5.408          5.403          5.400          5.396          5.392          5.388
99-26.0                   5.409          5.389          5.378          5.366          5.355          5.344          5.332
99-28.0                   5.404          5.371          5.352          5.333          5.314          5.295          5.277
99-30.0                   5.398          5.353          5.326          5.299          5.273          5.247          5.221
99-31.9                   5.393          5.336          5.301          5.267          5.234          5.200          5.167
100-2.0                   5.387          5.317          5.274          5.233          5.192          5.151          5.110
100-4.0                   5.382          5.299          5.248          5.200          5.151          5.103          5.055
100-6.0                   5.377          5.281          5.223          5.166          5.111          5.055          4.999
100-8.0                   5.371          5.263          5.197          5.133          5.070          5.007          4.944
100-10.0                  5.366          5.245          5.171          5.100          5.029          4.959          4.889
100-12.0                  5.361          5.227          5.145          5.067          4.989          4.911          4.834
100-14.0                  5.355          5.209          5.120          5.034          4.948          4.864          4.779
100-16.0                  5.350          5.191          5.094          5.001          4.908          4.816          4.724
100-18.0                  5.345          5.173          5.068          4.968          4.868          4.768          4.669
100-20.0                  5.339          5.155          5.043          4.935          4.827          4.721          4.614
100-22.0                  5.334          5.137          5.017          4.902          4.787          4.673          4.559
100-24.0                  5.329          5.119          4.992          4.869          4.746          4.625          4.504
100-26.0                  5.324          5.101          4.966          4.836          4.706          4.578          4.449
  WAL (Yrs)               18.94          3.91           2.65           2.02           1.64           1.38           1.19
  Mod Dur                 11.61          3.44           2.41           1.87           1.53           1.29           1.12
  FirstPrinPay            07/20/2018     06/20/2004     06/20/2003     12/20/2002     08/20/2002     05/20/2002     04/20/2002
  Maturity                01/20/2022     11/20/2005     05/20/2004     08/20/2003     02/20/2003     10/20/2002     08/20/2002
  Prin Window (Months)    43             18             12             9              7               6             5

This Structural Term Sheet Collateral Term Sheet or Computational Materials as appropriate (the "material" ) is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter" ) is not soliciting any action based upon it. This sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that the Underwriter consider reliable but the Underwriter does not represent that upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information co assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market condit should not be relied upon for such purposes. The Underwriter and its affiliates officers directors partners and employees including persons involved in the preparation or issuance of this material may from time to time have long or short positions therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the
"SEC" ) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this
m discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final pros you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this m this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Master Version 4.89.0                                                                                      nbkib73 on clttwp1169
Copyright(C)2001 Banc of America Securities LLC                                                                3/23/2001 2:38 PM
\\CLT-PDC-03C\MTG Back Trd\Jw\HEQ\Ameriquest\ABFC 01-AQ1\Red\ABFC 01-AQ1 (Priced).ssx                                Page 1 of 1

BANC OF AMERICA SECURITIES LLC                                                                                       ABFC 01-AQ1
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Settle: 03/29/01

BOND CLASS: A-3

                          0 HEP          11.5 HEP       17.25 HEP      23 HEP         28.75 HEP      34.5 HEP       40.25 HEP
                          -----          --------       ---------      ------         ---------      --------       ---------
99-4.0                    5.860          5.924          5.975          6.027          6.084          6.135          6.187
99-6.0                    5.855          5.912          5.957          6.004          6.054          6.100          6.146
99-8.0                    5.850          5.900          5.940          5.981          6.025          6.065          6.106
99-10.0                   5.845          5.888          5.922          5.957          5.995          6.030          6.065
99-12.0                   5.840          5.876          5.905          5.934          5.966          5.994          6.024
99-14.0                   5.835          5.864          5.887          5.911          5.936          5.959          5.983
99-16.0                   5.830          5.852          5.869          5.887          5.907          5.924          5.942
99-18.0                   5.825          5.840          5.852          5.864          5.877          5.889          5.901
99-20.0                   5.820          5.828          5.834          5.841          5.848          5.854          5.861
99-22.0                   5.815          5.816          5.817          5.818          5.818          5.819          5.820
99-24.0                   5.810          5.804          5.799          5.794          5.789          5.784          5.779
99-26.0                   5.805          5.792          5.782          5.771          5.760          5.749          5.739
99-28.0                   5.800          5.780          5.764          5.748          5.730          5.715          5.698
99-30.0                   5.795          5.768          5.747          5.725          5.701          5.680          5.658
100-0.0                   5.790          5.757          5.729          5.702          5.672          5.645          5.618
100-2.0                   5.785          5.745          5.712          5.679          5.643          5.610          5.577
100-4.0                   5.780          5.733          5.694          5.655          5.614          5.575          5.536
100-6.0                   5.775          5.721          5.677          5.632          5.584          5.541          5.496
100-8.0                   5.771          5.709          5.659          5.609          5.555          5.506          5.456
100-10.0                  5.766          5.697          5.642          5.586          5.526          5.471          5.415
100-12.0                  5.761          5.685          5.625          5.563          5.497          5.436          5.375
100-14.0                  5.756          5.673          5.607          5.540          5.468          5.402          5.335
100-16.0                  5.751          5.662          5.590          5.517          5.439          5.367          5.294
100-18.0                  5.746          5.650          5.573          5.494          5.410          5.333          5.254
100-20.0                  5.741          5.638          5.555          5.471          5.381          5.298          5.214
100-22.0                  5.736          5.626          5.538          5.448          5.352          5.264          5.174
100-24.0                  5.731          5.614          5.521          5.425          5.323          5.229          5.134
100-26.0                  5.726          5.603          5.503          5.403          5.294          5.195          5.094
  WAL (Yrs)               23.72          6.49           4.12           3.01           2.34           1.94           1.66
  Mod Dur                 12.62          5.24           3.56           2.69           2.13           1.79           1.54
  FirstPrinPay            01/20/2022     11/20/2005     05/20/2004     08/20/2003     02/20/2003     10/20/2002     08/20/2002
  Maturity                04/20/2027     09/20/2010     09/20/2006     03/20/2005     01/20/2004     07/20/2003     03/20/2003
  Prin Window (Months)    64             59             29             20             12             10             8

This Structural Term Sheet Collateral Term Sheet or Computational Materials as appropriate (the "material" ) is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter" ) is not soliciting any action based upon it. This sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that the Underwriter consider reliable but the Underwriter does not represent that upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information co assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market condit should not be relied upon for such purposes. The Underwriter and its affiliates officers directors partners and employees including persons involved in the preparation or issuance of this material may from time to time have long or short positions therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the
"SEC" ) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this
m discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final pros you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this m this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Master Version 4.89.0                                                                                      nbkib73 on clttwp1169
Copyright(C)2001 Banc of America Securities LLC                                                                3/23/2001 2:38 PM
\\CLT-PDC-03C\MTG Back Trd\Jw\HEQ\Ameriquest\ABFC 01-AQ1\Red\ABFC 01-AQ1 (Priced).ssx                                Page 1 of 1

BANC OF AMERICA SECURITIES LLC                                                                                       ABFC 01-AQ1
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Settle: 03/29/01

BOND CLASS: A-4

                          0 HEP          11.5 HEP       17.25 HEP      23 HEP         28.75 HEP      34.5 HEP       40.25 HEP
                          -----          --------       ---------      ------         ---------      --------       ---------
99-4.0                    6.434          6.458          6.484          6.522          6.561          6.617          6.657
99-6.0                    6.429          6.450          6.473          6.507          6.541          6.591          6.626
99-8.0                    6.424          6.442          6.462          6.491          6.522          6.565          6.596
99-10.0                   6.420          6.435          6.452          6.476          6.502          6.539          6.565
99-12.0                   6.415          6.427          6.441          6.461          6.483          6.513          6.534
99-14.0                   6.410          6.419          6.430          6.446          6.463          6.487          6.504
99-16.0                   6.405          6.412          6.420          6.431          6.444          6.461          6.473
99-18.0                   6.400          6.404          6.409          6.416          6.424          6.435          6.442
99-20.0                   6.395          6.397          6.399          6.401          6.405          6.409          6.412
99-22.0                   6.390          6.389          6.388          6.387          6.385          6.383          6.381
99-24.0                   6.385          6.381          6.377          6.372          6.366          6.357          6.351
99-26.0                   6.380          6.374          6.367          6.357          6.346          6.331          6.320
99-28.0                   6.375          6.366          6.356          6.342          6.327          6.305          6.290
99-30.0                   6.370          6.359          6.346          6.327          6.307          6.279          6.260
100-0.0                   6.365          6.351          6.335          6.312          6.288          6.254          6.229
100-2.0                   6.360          6.343          6.324          6.297          6.268          6.228          6.199
100-4.0                   6.355          6.336          6.314          6.282          6.249          6.202          6.168
100-6.0                   6.351          6.328          6.303          6.267          6.230          6.176          6.138
100-8.0                   6.346          6.321          6.293          6.252          6.210          6.150          6.108
100-10.0                  6.341          6.313          6.282          6.238          6.191          6.124          6.077
100-12.0                  6.336          6.306          6.272          6.223          6.171          6.099          6.047
100-14.0                  6.331          6.298          6.261          6.208          6.152          6.073          6.017
100-16.0                  6.326          6.291          6.251          6.193          6.133          6.047          5.987
100-18.0                  6.321          6.283          6.240          6.178          6.114          6.022          5.957
100-20.0                  6.316          6.276          6.230          6.163          6.094          5.996          5.926
100-22.0                  6.312          6.268          6.219          6.149          6.075          5.970          5.896
100-24.0                  6.307          6.261          6.209          6.134          6.056          5.945          5.866
100-26.0                  6.302          6.253          6.198          6.119          6.036          5.919          5.836
  WAL (Yrs)               27.31          12.14          7.72           5.03           3.71           2.70           2.26
  Mod Dur                 12.67          8.21           5.89           4.17           3.20           2.41           2.05
  FirstPrinPay            04/20/2027     09/20/2010     09/20/2006     03/20/2005     01/20/2004     07/20/2003     03/20/2003
  Maturity                08/20/2029     06/20/2016     01/20/2012     10/20/2007     12/20/2005     11/20/2004     10/20/2003
  Prin Window (Months)    29             70             65             32             24             17             8

This Structural Term Sheet Collateral Term Sheet or Computational Materials as appropriate (the "material" ) is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter" ) is not soliciting any action based upon it. This sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that the Underwriter consider reliable but the Underwriter does not represent that upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information co assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market condit should not be relied upon for such purposes. The Underwriter and its affiliates officers directors partners and employees including persons involved in the preparation or issuance of this material may from time to time have long or short positions therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the
"SEC" ) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this
m discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final pros you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this m this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Master Version 4.89.0                                                                                      nbkib73 on clttwp1169
Copyright(C)2001 Banc of America Securities LLC                                                                3/23/2001 2:38 PM
\\CLT-PDC-03C\MTG Back Trd\Jw\HEQ\Ameriquest\ABFC 01-AQ1\Red\ABFC 01-AQ1 (Priced).ssx                                Page 1 of 1

BANC OF AMERICA SECURITIES LLC                                                                                       ABFC 01-AQ1
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Settle: 03/29/01

BOND CLASS: A-5

                          0 HEP          11.5 HEP       17.25 HEP      23 HEP         28.75 HEP      34.5 HEP       40.25 HEP
                          -----          --------       ---------      ------         ---------      --------       ---------
99-4.0                    6.986          6.999          7.011          7.027          7.051          7.079          7.137
99-6.0                    6.981          6.992          7.003          7.017          7.038          7.063          7.113
99-8.0                    6.975          6.985          6.995          7.007          7.025          7.046          7.090
99-10.0                   6.970          6.979          6.986          6.996          7.012          7.030          7.066
99-12.0                   6.965          6.972          6.978          6.986          6.998          7.013          7.042
99-14.0                   6.960          6.965          6.970          6.976          6.985          6.996          7.019
99-16.0                   6.955          6.958          6.962          6.966          6.972          6.980          6.995
99-18.0                   6.950          6.952          6.953          6.956          6.959          6.963          6.972
99-20.0                   6.944          6.945          6.945          6.946          6.946          6.947          6.948
99-22.0                   6.939          6.938          6.937          6.935          6.933          6.930          6.925
99-24.0                   6.934          6.931          6.929          6.925          6.920          6.914          6.901
99-26.0                   6.929          6.925          6.920          6.915          6.907          6.897          6.878
99-28.0                   6.924          6.918          6.912          6.905          6.894          6.881          6.855
99-30.0                   6.919          6.911          6.904          6.895          6.881          6.865          6.831
99-31.9                   6.914          6.905          6.896          6.885          6.868          6.849          6.809
100-2.0                   6.909          6.898          6.888          6.875          6.855          6.832          6.785
100-4.0                   6.904          6.891          6.879          6.864          6.842          6.815          6.761
100-6.0                   6.898          6.884          6.871          6.854          6.829          6.799          6.738
100-8.0                   6.893          6.878          6.863          6.844          6.816          6.783          6.715
100-10.0                  6.888          6.871          6.855          6.834          6.803          6.766          6.691
100-12.0                  6.883          6.864          6.847          6.824          6.790          6.750          6.668
100-14.0                  6.878          6.858          6.839          6.814          6.777          6.733          6.645
100-16.0                  6.873          6.851          6.831          6.804          6.764          6.717          6.622
100-18.0                  6.868          6.844          6.822          6.794          6.751          6.701          6.599
100-20.0                  6.863          6.838          6.814          6.784          6.739          6.685          6.575
100-22.0                  6.858          6.831          6.806          6.774          6.726          6.668          6.552
100-24.0                  6.853          6.825          6.798          6.764          6.713          6.652          6.529
100-26.0                  6.848          6.818          6.790          6.754          6.700          6.636          6.506
  WAL (Yrs)               28.47          15.55          11.21          8.32           6.05           4.56           3.05
  Mod Dur                 12.17          9.28           7.59           6.14           4.78           3.79           2.66
  FirstPrinPay            08/20/2029     06/20/2016     01/20/2012     10/20/2007     12/20/2005     11/20/2004     10/20/2003
  Maturity                09/20/2029     10/20/2016     06/20/2012     10/20/2009     01/20/2008     10/20/2006     08/20/2005
  Prin Window (Months)    2              5              6              25             26             24             23

This Structural Term Sheet Collateral Term Sheet or Computational Materials as appropriate (the "material" ) is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter" ) is not soliciting any action based upon it. This sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that the Underwriter consider reliable but the Underwriter does not represent that upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information co assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market condit should not be relied upon for such purposes. The Underwriter and its affiliates officers directors partners and employees including persons involved in the preparation or issuance of this material may from time to time have long or short positions therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the
"SEC" ) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this
m discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final pros you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this m this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Master Version 4.89.0                                                                                      nbkib73 on clttwp1169
Copyright(C)2001 Banc of America Securities LLC                                                                3/23/2001 2:38 PM
\\CLT-PDC-03C\MTG Back Trd\Jw\HEQ\Ameriquest\ABFC 01-AQ1\Red\ABFC 01-AQ1 (Priced).ssx                                Page 1 of 1

BANC OF AMERICA SECURITIES LLC                                                                                       ABFC 01-AQ1
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Settle: 03/29/01

BOND CLASS: A-6

                          0 HEP          11.5 HEP       17.25 HEP      23 HEP         28.75 HEP      34.5 HEP       40.25 HEP
                          -----          --------       ---------      ------         ---------      --------       ---------
99-4.0                    6.395          6.424          6.432          6.438          6.446          6.458          6.473
99-6.0                    6.388          6.413          6.420          6.425          6.433          6.443          6.456
99-8.0                    6.381          6.403          6.408          6.413          6.420          6.429          6.440
99-10.0                   6.373          6.392          6.397          6.401          6.406          6.414          6.424
99-12.0                   6.366          6.381          6.385          6.389          6.393          6.400          6.407
99-14.0                   6.358          6.371          6.374          6.376          6.380          6.385          6.391
99-16.0                   6.351          6.360          6.362          6.364          6.367          6.370          6.375
99-18.0                   6.344          6.349          6.351          6.352          6.354          6.356          6.359
99-20.0                   6.336          6.339          6.339          6.340          6.340          6.341          6.343
99-22.0                   6.329          6.328          6.328          6.327          6.327          6.327          6.326
99-24.0                   6.321          6.317          6.316          6.315          6.314          6.312          6.310
99-26.0                   6.314          6.307          6.305          6.303          6.301          6.298          6.294
99-28.0                   6.307          6.296          6.293          6.291          6.288          6.283          6.278
99-30.0                   6.299          6.286          6.282          6.279          6.275          6.269          6.262
99-31.9                   6.292          6.275          6.271          6.267          6.262          6.255          6.246
100-2.0                   6.285          6.264          6.259          6.255          6.248          6.240          6.229
100-4.0                   6.277          6.254          6.247          6.242          6.235          6.225          6.213
100-6.0                   6.270          6.243          6.236          6.230          6.222          6.211          6.197
100-8.0                   6.263          6.233          6.225          6.218          6.209          6.197          6.181
100-10.0                  6.256          6.222          6.213          6.206          6.196          6.182          6.165
100-12.0                  6.248          6.212          6.202          6.194          6.183          6.168          6.149
100-14.0                  6.241          6.201          6.190          6.182          6.170          6.153          6.133
100-16.0                  6.234          6.191          6.179          6.170          6.157          6.139          6.117
100-18.0                  6.226          6.180          6.168          6.158          6.144          6.125          6.101
100-20.0                  6.219          6.170          6.156          6.146          6.131          6.110          6.085
100-22.0                  6.212          6.159          6.145          6.134          6.118          6.096          6.069
100-24.0                  6.205          6.149          6.134          6.122          6.105          6.082          6.053
100-26.0                  6.197          6.138          6.122          6.110          6.092          6.067          6.037
  WAL (Yrs)               13.32          7.80           7.00           6.48           5.87           5.19           4.56
  Mod Dur                 8.49           5.88           5.43           5.12           4.75           4.30           3.86
  FirstPrinPay            04/20/2004     04/20/2004     04/20/2004     04/20/2004     07/20/2004     10/20/2004     01/20/2005
  Maturity                09/20/2029     10/20/2016     06/20/2012     10/20/2009     01/20/2008     10/20/2006     11/20/2005
  Prin Window (Months)    306            151            99             67             43             25             11

This Structural Term Sheet Collateral Term Sheet or Computational Materials as appropriate (the "material" ) is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter" ) is not soliciting any action based upon it. This sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that the Underwriter consider reliable but the Underwriter does not represent that upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information co assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market condit should not be relied upon for such purposes. The Underwriter and its affiliates officers directors partners and employees including persons involved in the preparation or issuance of this material may from time to time have long or short positions therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the
"SEC" ) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this
m discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final pros you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this m this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Master Version 4.89.0                                                                                      nbkib73 on clttwp1169
Copyright(C)2001 Banc of America Securities LLC                                                                3/23/2001 2:38 PM
\\CLT-PDC-03C\MTG Back Trd\Jw\HEQ\Ameriquest\ABFC 01-AQ1\Red\ABFC 01-AQ1 (Priced).ssx                                Page 1 of 1

BANC OF AMERICA SECURITIES LLC                                                                                       ABFC 01-AQ1
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Settle: 03/29/01

BOND CLASS: M-1

                          0 HEP          11.5 HEP       17.25 HEP      23 HEP         28.75 HEP      34.5 HEP       40.25 HEP
                          -----          --------       ---------      ------         ---------      --------       ---------
99-4.0                    7.006          7.034          7.055          7.077          7.096          7.111          7.118
99-6.0                    7.001          7.025          7.043          7.063          7.080          7.092          7.098
99-8.0                    6.995          7.017          7.032          7.049          7.063          7.074          7.079
99-10.0                   6.990          7.008          7.021          7.035          7.047          7.056          7.060
99-12.0                   6.984          6.999          7.009          7.021          7.031          7.038          7.041
99-14.0                   6.979          6.990          6.998          7.007          7.014          7.020          7.022
99-16.0                   6.974          6.981          6.987          6.993          6.998          7.002          7.004
99-18.0                   6.968          6.972          6.975          6.979          6.981          6.984          6.985
99-20.0                   6.963          6.964          6.964          6.965          6.965          6.965          6.966
99-22.0                   6.958          6.955          6.953          6.951          6.949          6.947          6.947
99-24.0                   6.952          6.946          6.942          6.937          6.932          6.929          6.928
99-26.0                   6.947          6.937          6.930          6.923          6.916          6.911          6.909
99-28.0                   6.942          6.929          6.919          6.909          6.900          6.893          6.890
99-30.0                   6.936          6.920          6.908          6.895          6.884          6.875          6.871
99-31.9                   6.931          6.912          6.897          6.882          6.868          6.859          6.854
100-2.0                   6.925          6.902          6.885          6.867          6.851          6.839          6.834
100-4.0                   6.920          6.894          6.874          6.853          6.835          6.821          6.815
100-6.0                   6.915          6.885          6.863          6.839          6.819          6.803          6.796
100-8.0                   6.910          6.876          6.852          6.826          6.802          6.785          6.777
100-10.0                  6.904          6.867          6.841          6.812          6.786          6.768          6.758
100-12.0                  6.899          6.859          6.830          6.798          6.770          6.750          6.740
100-14.0                  6.894          6.850          6.818          6.784          6.754          6.732          6.721
100-16.0                  6.888          6.841          6.807          6.770          6.738          6.714          6.702
100-18.0                  6.883          6.833          6.796          6.756          6.721          6.696          6.683
100-20.0                  6.878          6.824          6.785          6.743          6.705          6.678          6.665
100-22.0                  6.872          6.815          6.774          6.729          6.689          6.660          6.646
100-24.0                  6.867          6.807          6.763          6.715          6.673          6.643          6.627
100-26.0                  6.862          6.798          6.752          6.701          6.657          6.625          6.609
  WAL (Yrs)               25.49          10.60          7.49           5.68           4.66           4.12           3.89
  Mod Dur                 11.65          7.11           5.54           4.47           3.82           3.46           3.30
  FirstPrinPay            12/20/2020     08/20/2006     12/20/2004     04/20/2004     05/20/2004     07/20/2004     08/20/2004
  Maturity                09/20/2029     10/20/2016     06/20/2012     10/20/2009     01/20/2008     10/20/2006     11/20/2005
  Prin Window (Months)    106            123            91             67             45             28             16

This Structural Term Sheet Collateral Term Sheet or Computational Materials as appropriate (the "material" ) is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter" ) is not soliciting any action based upon it. This sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that the Underwriter consider reliable but the Underwriter does not represent that upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information co assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market condit should not be relied upon for such purposes. The Underwriter and its affiliates officers directors partners and employees including persons involved in the preparation or issuance of this material may from time to time have long or short positions therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the
"SEC" ) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this
m discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final pros you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this m this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Master Version 4.89.0                                                                                      nbkib73 on clttwp1169
Copyright(C)2001 Banc of America Securities LLC                                                                3/23/2001 2:38 PM
\\CLT-PDC-03C\MTG Back Trd\Jw\HEQ\Ameriquest\ABFC 01-AQ1\Red\ABFC 01-AQ1 (Priced).ssx                                Page 1 of 1

BANC OF AMERICA SECURITIES LLC                                                                                       ABFC 01-AQ1
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Settle: 03/29/01

BOND CLASS: M-2
                          0 HEP          11.5 HEP       17.25 HEP      23 HEP         28.75 HEP      34.5 HEP       40.25 HEP
                          -----          --------       ---------      ------         ---------      --------       ---------
99-4.0                    7.514          7.540          7.559          7.581          7.600          7.616          7.627
99-6.0                    7.508          7.531          7.548          7.566          7.583          7.597          7.606
99-8.0                    7.502          7.522          7.536          7.552          7.566          7.578          7.586
99-10.0                   7.497          7.513          7.525          7.538          7.550          7.559          7.566
99-12.0                   7.491          7.504          7.513          7.523          7.533          7.540          7.546
99-14.0                   7.485          7.495          7.502          7.509          7.516          7.522          7.526
99-16.0                   7.480          7.486          7.490          7.495          7.499          7.503          7.506
99-18.0                   7.474          7.477          7.479          7.481          7.483          7.484          7.485
99-20.0                   7.468          7.468          7.467          7.467          7.466          7.466          7.465
99-22.0                   7.463          7.459          7.456          7.452          7.449          7.447          7.445
99-24.0                   7.457          7.450          7.444          7.438          7.433          7.428          7.425
99-26.0                   7.452          7.441          7.433          7.424          7.416          7.410          7.405
99-28.0                   7.446          7.432          7.421          7.410          7.399          7.391          7.385
99-30.0                   7.440          7.423          7.410          7.396          7.383          7.372          7.365
99-31.9                   7.435          7.414          7.399          7.382          7.367          7.354          7.346
100-2.0                   7.429          7.405          7.387          7.367          7.350          7.335          7.325
100-4.0                   7.424          7.396          7.375          7.353          7.333          7.316          7.305
100-6.0                   7.418          7.387          7.364          7.339          7.316          7.298          7.285
100-8.0                   7.412          7.378          7.353          7.325          7.300          7.279          7.265
100-10.0                  7.407          7.369          7.341          7.311          7.283          7.261          7.245
100-12.0                  7.401          7.360          7.330          7.297          7.267          7.242          7.225
100-14.0                  7.396          7.351          7.318          7.283          7.250          7.224          7.205
100-16.0                  7.390          7.342          7.307          7.269          7.234          7.205          7.185
100-18.0                  7.385          7.333          7.296          7.255          7.217          7.187          7.166
100-20.0                  7.379          7.324          7.284          7.241          7.201          7.168          7.146
100-22.0                  7.374          7.315          7.273          7.227          7.184          7.150          7.126
100-24.0                  7.368          7.307          7.262          7.213          7.168          7.131          7.106
100-26.0                  7.363          7.298          7.250          7.199          7.151          7.113          7.086
  WAL (Yrs)               25.49          10.60          7.49           5.68           4.63           4.02           3.68
  Mod Dur                 11.12          6.92           5.43           4.40           3.74           3.34           3.11
  FirstPrinPay            12/20/2020     08/20/2006     12/20/2004     04/20/2004     04/20/2004     05/20/2004     05/20/2004
  Maturity                09/20/2029     10/20/2016     06/20/2012     10/20/2009     01/20/2008     10/20/2006     11/20/2005
  Prin Window (Months)    106            123            91             67             46             30             19

This Structural Term Sheet Collateral Term Sheet or Computational Materials as appropriate (the "material" ) is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter" ) is not soliciting any action based upon it. This sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that the Underwriter consider reliable but the Underwriter does not represent that upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information co assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market condit should not be relied upon for such purposes. The Underwriter and its affiliates officers directors partners and employees including persons involved in the preparation or issuance of this material may from time to time have long or short positions therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the
"SEC" ) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this
m discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final pros you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this m this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Master Version 4.89.0                                                                                      nbkib73 on clttwp1169
Copyright(C)2001 Banc of America Securities LLC                                                                3/23/2001 2:38 PM
\\CLT-PDC-03C\MTG Back Trd\Jw\HEQ\Ameriquest\ABFC 01-AQ1\Red\ABFC 01-AQ1 (Priced).ssx                                Page 1 of 1

BANC OF AMERICA SECURITIES LLC                                                                                       ABFC 01-AQ1
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Settle: 03/29/01

BOND CLASS: B

                          0 HEP          11.5 HEP       17.25 HEP      23 HEP         28.75 HEP      34.5 HEP       40.25 HEP
                          -----          --------       ---------      ------         ---------      --------       ---------
99-4.0                    7.967          7.996          8.016          8.039          8.059          8.075          8.086
99-6.0                    7.961          7.986          8.004          8.023          8.041          8.055          8.064
99-8.0                    7.955          7.976          7.991          8.007          8.022          8.034          8.042
99-10.0                   7.949          7.966          7.978          7.992          8.004          8.013          8.020
99-12.0                   7.943          7.956          7.966          7.976          7.985          7.993          7.998
99-14.0                   7.937          7.946          7.953          7.960          7.967          7.972          7.976
99-16.0                   7.931          7.937          7.940          7.945          7.949          7.952          7.954
99-18.0                   7.925          7.927          7.928          7.929          7.930          7.931          7.932
99-20.0                   7.919          7.917          7.915          7.913          7.912          7.911          7.910
99-22.0                   7.913          7.907          7.903          7.898          7.894          7.890          7.888
99-24.0                   7.907          7.897          7.890          7.882          7.875          7.870          7.866
99-26.0                   7.902          7.888          7.878          7.867          7.857          7.849          7.844
99-28.0                   7.896          7.878          7.865          7.851          7.839          7.829          7.822
99-30.0                   7.890          7.868          7.852          7.836          7.820          7.808          7.800
100-0.0                   7.884          7.858          7.840          7.820          7.802          7.788          7.778
100-2.0                   7.878          7.849          7.827          7.804          7.784          7.768          7.756
100-4.0                   7.872          7.839          7.815          7.789          7.765          7.747          7.735
100-6.0                   7.866          7.829          7.802          7.773          7.747          7.727          7.713
100-8.0                   7.861          7.819          7.790          7.758          7.729          7.706          7.691
100-10.0                  7.855          7.810          7.777          7.742          7.711          7.686          7.669
100-12.0                  7.849          7.800          7.765          7.727          7.693          7.666          7.647
100-14.0                  7.843          7.790          7.752          7.711          7.675          7.646          7.626
100-16.0                  7.837          7.781          7.740          7.696          7.656          7.625          7.604
100-18.0                  7.831          7.771          7.728          7.681          7.638          7.605          7.582
100-20.0                  7.826          7.761          7.715          7.665          7.620          7.585          7.561
100-22.0                  7.820          7.752          7.703          7.650          7.602          7.564          7.539
100-24.0                  7.814          7.742          7.690          7.634          7.584          7.544          7.517
100-26.0                  7.808          7.732          7.678          7.619          7.566          7.524          7.496
  WAL (Yrs)               24.89          9.61           6.75           5.11           4.18           3.65           3.36
  Mod Dur                 10.59          6.38           4.96           4.00           3.40           3.05           2.84
  FirstPrinPay            12/20/2020     08/20/2006     12/20/2004     04/20/2004     04/20/2004     04/20/2004     04/20/2004
  Maturity                09/20/2029     10/20/2016     06/20/2012     10/20/2009     01/20/2008     10/20/2006     11/20/2005
  Prin Window (Months)    106            123            91             67             46             31             20

This Structural Term Sheet Collateral Term Sheet or Computational Materials as appropriate (the "material" ) is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter" ) is not soliciting any action based upon it. This sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
This material is based on information that the Underwriter consider reliable but the Underwriter does not represent that upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may pertain to securities that ultimately are not sold. The information co assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market condit should not be relied upon for such purposes. The Underwriter and its affiliates officers directors partners and employees including persons involved in the preparation or issuance of this material may from time to time have long or short positions therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the
"SEC" ) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this
m discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final pros you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this m this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

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Copyright(C)2001 Banc of America Securities LLC                                                                3/23/2001 2:39 PM
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